FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2020 Second Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used adjusted operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Adjusted operating income for the periods presented consists of net income adjusted primarily to exclude realized gains and losses on investments, which includes the change in fair value of equity securities and the change in allowances on investments, and the change in fair value of derivatives.

We use adjusted operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in fair value of derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our adjusted operating performance without the impact of these items enhances the analysis of our results. We use adjusted operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax adjusted operating income, which excludes the impact of certain items that are included in pre-tax net income. Pre-tax adjusted operating income is a basis allowed for segment reporting under GAAP. See Note 9 to our consolidated financial statements in Form 10-Q for the period ended June, 30, 2020 for further information regarding how we define our segments and pre-tax adjusted operating income.
NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30, 2020	December 31, 2019
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost 2020 - $7,202,072; 2019 - $7,015,269; and allowance for credit losses 2020 - $13,219, 2019 - $0)	$8,107,499	$7,702,628
Equity securities - at fair value (cost: 2020 - $95,811; 2019 - $95,269)	91,857	100,228
Mortgage loans (net of allowance for credit losses 2020 - $2,703, 2019 - $0)	990,872	1,011,678
Real estate	955	955
Policy loans	200,923	201,589
Short-term investments	16,240	11,865
Other investments	53,163	62,680
Total investments	9,461,509	9,091,623

Cash and cash equivalents	15,777	17,277
Securities and indebtedness of related parties	82,628	74,791
Accrued investment income	72,607	72,332
Amounts receivable from affiliates	3,469	4,357
Reinsurance recoverable	110,991	107,498
Deferred acquisition costs	231,572	289,456
Value of insurance in force acquired	2,464	2,624
Current income taxes recoverable	5,092	6,427
Other assets	163,666	167,940
Assets held in separate accounts	599,203	645,881

Total assets	$10,748,978	$10,480,206

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30, 2020	December 31, 2019
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,747,799	$5,548,212
Traditional life insurance and accident and health products	1,869,932	1,845,337
Other policy claims and benefits	48,308	46,883
Supplementary contracts without life contingencies	288,903	296,915
Advance premiums and other deposits	258,867	253,458
Amounts payable to affiliates	812	1,218
Long-term debt	97,000	97,000
Deferred income taxes	178,676	152,373
Other liabilities	91,717	107,013
Liabilities related to separate accounts	599,203	645,881
Total liabilities	9,181,217	8,994,290

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,532,588 in 2020 and 24,652,802 shares in 2019	152,168	152,661
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2020 and 2019	72	72
Accumulated other comprehensive income	481,626	354,764
Retained earnings	930,937	975,260
Total FBL Financial Group, Inc. stockholders' equity	1,567,803	1,485,757
Noncontrolling interest	(42)	159
Total stockholders' equity	1,567,761	1,485,916
Total liabilities and stockholders' equity	$10,748,978	$10,480,206

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Revenues:
Interest sensitive product charges	$32,909	$32,534	$64,629	$63,800
Traditional life insurance premiums	50,329	50,987	99,637	100,379
Net investment income	110,435	104,894	185,352	214,534
Net realized capital gains (losses)	2,753	377	(10,648)	10,534
Change in allowance for credit losses on investments	(497)	—	(12,758)	—
Other-than-temporary impairment losses	—	—	—	(869)
Other income	4,784	4,114	9,764	8,084
Total revenues	200,713	192,906	335,976	396,462

Benefits and expenses:
Interest sensitive product benefits	79,103	65,223	123,454	135,819
Traditional life insurance benefits	45,112	41,960	91,320	88,635
Policyholder dividends	1,617	2,564	4,146	5,098
Underwriting, acquisition and insurance expenses	33,492	38,948	72,913	75,137
Interest expense	1,213	1,212	2,426	2,424
Other expenses	7,225	6,635	14,646	12,885
Total benefits and expenses	167,762	156,542	308,905	319,998
	32,951	36,364	27,071	76,464
Income tax	(6,085)	(5,511)	(3,004)	(11,787)
Equity income (loss), net of related income taxes	(743)	1,404	(515)	1,624
Net income	26,123	32,257	23,552	66,301
Net loss attributable to noncontrolling interest	88	41	144	40
Net income attributable to FBL Financial Group, Inc.	$26,211	$32,298	$23,696	$66,341

Comprehensive income attributable to FBL Financial Group, Inc.	$249,415	$145,925	$150,558	$277,816

Earnings per common share	$1.06	$1.30	$0.95	$2.68
Earnings per common share - assuming dilution	$1.06	$1.30	$0.95	$2.68

Cash dividends per common share	$0.50	$0.48	$1.00	$0.96
Special cash dividend per common share	$—	$—	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Loss) (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Revenues:
Interest sensitive product charges	$32,534	$31,135	$32,178	$31,720	$32,909
Traditional life insurance premiums	50,987	46,982	50,502	49,308	50,329
Net investment income	104,894	101,478	108,986	74,917	110,435
Net realized capital gains (losses)	377	696	(2,707)	(13,401)	2,753
Change in allowance for credit losses on investments	—	—	—	(12,261)	(497)
Other-than-temporary impairment losses	—	(50)	—	—	—
Other income	4,114	4,417	4,602	4,980	4,784
Total revenues	192,906	184,658	193,561	135,263	200,713

Benefits and expenses:
Interest sensitive product benefits	65,223	67,147	73,507	44,351	79,103
Traditional life insurance benefits	41,960	42,877	43,142	46,208	45,112
Policyholder dividends	2,564	2,441	2,514	2,529	1,617
Underwriting, acquisition and insurance expenses	38,948	39,197	26,290	39,421	33,492
Interest expense	1,212	1,213	1,213	1,213	1,213
Other expenses	6,635	5,764	6,597	7,421	7,225
Total benefits and expenses	156,542	158,639	153,263	141,143	167,762
	36,364	26,019	40,298	(5,880)	32,951
Income tax benefit (expense)	(5,511)	(1,642)	(6,500)	3,081	(6,085)
Equity income (loss), net of related income taxes	1,404	799	1,033	228	(743)
Net income (loss)	32,257	25,176	34,831	(2,571)	26,123
Net (income) loss attributable to noncontrolling interest	41	(47)	(92)	56	88
Net income (loss) attributable to FBL Financial Group, Inc.	$32,298	$25,129	$34,739	$(2,515)	$26,211

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$145,925	$128,511	$(16,672)	$(98,857)	$249,415

Earnings (loss) per common share	$1.30	$1.01	$1.40	$(0.10)	$1.06
Earnings (loss) per common share - assuming dilution	$1.30	$1.01	$1.40	$(0.10)	$1.06

Cash dividends per common share	$0.48	$0.48	$0.48	$0.50	$0.50
Special cash dividend per common share	$—	$—	$—	$1.50	$—

Weighted average common shares outstanding (in thousands):
Basic	24,757	24,759	24,761	24,763	24,724
Effect of dilutive securities	11	10	8	—	4
Diluted	24,768	24,769	24,769	24,763	24,728

FBL Financial Group, Inc.
Net Income (Loss) to Adjusted Operating Income Reconciliation and Pre-tax Adjusted Operating Income by Segment
(Dollars in thousands, except per share data)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020

Net income (loss) attributable to FBL Financial Group, Inc.	$32,298	$25,129	$34,739	$(2,515)	$26,211
Net income adjustments:
Realized gains/losses on investments (1)	(289)	(440)	2,147	20,112	(1,709)
Change in net unrealized gains/losses on derivatives (1)	(272)	526	(2,047)	2,039	748
Adjusted operating income (2)	$31,737	$25,215	$34,839	$19,636	$25,250

Adjusted operating income per common share - assuming dilution (2)	$1.28	$1.02	$1.41	$0.79	$1.02

Adjusted operating return on equity, excluding AOCI - last twelve months	9.9%	9.3%	10.7%	10.2%	9.6%
Adjusted operating return on equity, including AOCI - last twelve months	8.7%	7.8%	8.6%	8.0%	7.2%

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Impact of Adjustments on FBL Net Income
Realized gains (losses) on investments and change in fair value of equity securities and derivatives	$444	$(198)	$70	$(28,069)	$426
Offsets: (3)
Change in amortization	(48)	(343)	61	(176)	134
Reserve change on interest sensitive products	315	432	(258)	205	656
Income tax	(150)	23	27	5,889	(255)
Net impact of net income adjustments	$561	$(86)	$(100)	$(22,151)	$961

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Pre-tax adjusted operating income by segment:
Annuity segment	$14,637	$8,121	$14,414	$12,019	$14,917
Life Insurance segment	18,239	14,032	24,771	10,267	12,260
Corporate and Other segment	4,595	4,939	2,456	219	3,706
Total pre-tax adjusted operating income	37,471	27,092	41,641	22,505	30,883
Income taxes on adjusted operating income	(5,734)	(1,877)	(6,802)	(2,869)	(5,633)
Adjusted operating income (2)	$31,737	$25,215	$34,839	$19,636	$25,250

(1) Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(2)	Adjusted operating income is a non-GAAP measure of earnings, see Note 1 on page 1 for additional information.

(3)
The items excluded from adjusted operating income impact the amortization of deferred acquisition costs and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment includes (i) wealth management services; (ii) advisory services for the management of investments and other companies; (iii) marketing and distribution services for the sale of insurance products not issued by us; (iv) leasing services with affiliates; (v) closed blocks of variable annuity, variable life and accident and health products; (vi) interest expense and (vii) investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax adjusted operating income. Accordingly, income taxes are not allocated to the segments. In addition, adjusted operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Annuity Segment

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$1,772	$1,608	$1,734	$1,886	$2,079
Net investment income	52,491	49,633	52,618	52,768	51,458
Total adjusted operating revenues	54,263	51,241	54,352	54,654	53,537

Adjusted operating benefits and expenses:
Interest sensitive product benefits	30,450	28,585	30,980	33,883	30,518
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	482	405	662	421	315
Amortization of deferred acquisition costs	2,917	8,015	2,763	2,646	2,397
Amortization of value of insurance in force acquired	163	164	164	175	175
Other underwriting expenses	5,614	5,951	5,369	5,510	5,215
Total underwriting, acquisition and insurance expenses	9,176	14,535	8,958	8,752	8,102
Total adjusted operating benefits and expenses	39,626	43,120	39,938	42,635	38,620
Pre-tax adjusted operating income	$14,637	$8,121	$14,414	$12,019	$14,917

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,525,458	$4,521,789	$4,541,355	$4,635,897	$4,714,493
Deferred acquisition costs	93,898	88,266	88,295	88,257	87,622
Value of insurance in force acquired	2,525	2,361	2,198	2,022	1,847

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$4,060,032	$4,054,299	$4,105,054	$4,195,802	$4,260,316
Other insurance reserves	340,896	338,585	335,222	332,478	329,208
Allocated equity, excluding AOCI	250,853	250,934	253,096	239,999	243,245

Other data:
Number of direct contracts	52,461	52,914	51,536	50,948	50,533

Portfolio yield net of assumed defaults	4.42%	4.38%	4.35%	4.32%	4.28%
Credited rate	2.61	2.61	2.60	2.55	2.56
Spread on individual annuities at end of quarter (1)	1.81%	1.77%	1.75%	1.77%	1.72%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,207,285	$3,214,755	$3,204,500	$3,221,385	$3,203,598
Deposits	56,643	53,972	63,532	55,266	34,973
Withdrawals, surrenders and death benefits	(62,808)	(79,157)	(63,065)	(66,299)	(51,605)
Net flows	(6,165)	(25,185)	467	(11,033)	(16,632)

Policyholder interest	21,128	18,352	21,207	21,479	20,811
Annuitizations and other	(7,493)	(3,422)	(4,789)	(28,233)	1,902
Balance, end of period	3,214,755	3,204,500	3,221,385	3,203,598	3,209,679
Other interest sensitive reserves	845,277	849,799	883,669	992,204	1,050,637
Total interest sensitive product reserves	$4,060,032	$4,054,299	$4,105,054	$4,195,802	$4,260,316

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$19,635	$19,163	$18,956	$20,379	$19,969
Traditional life insurance premiums	50,987	46,982	50,502	49,308	50,329
Net investment income	40,454	38,581	40,204	37,575	39,271
Other income	(138)	(131)	(159)	(47)	(77)
Total adjusted operating revenues	110,938	104,595	109,503	107,215	109,492

Adjusted operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits	9,018	8,326	9,803	7,843	9,500
Death benefits and other	13,892	17,198	15,513	16,371	16,846
Total interest sensitive product benefits	22,910	25,524	25,316	24,214	26,346
Traditional life insurance benefits:
Death benefits	20,577	25,233	22,878	26,098	23,584
Surrender and other benefits	10,092	9,435	9,548	10,142	7,383
Increase in traditional life future policy benefits	11,291	8,206	10,716	9,970	14,144
Total traditional life insurance benefits	41,960	42,874	43,142	46,210	45,111
Policyholder dividends	2,564	2,441	2,514	2,529	1,617
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,179	4,487	5,195	4,832	4,662
Amortization of deferred acquisition costs	4,344	(592)	(5,732)	2,419	3,065
Amortization of value of insurance in force acquired	372	372	372	370	370
Other underwriting expenses	16,378	16,278	14,950	16,749	15,078
Total underwriting, acquisition and insurance expenses	26,273	20,545	14,785	24,370	23,175
Total adjusted operating benefits and expenses	93,707	91,384	85,757	97,323	96,249
	$17,231	$13,211	$23,746	$9,892	$13,243
Equity income (loss), before tax	1,008	821	1,025	375	(983)
Pre-tax adjusted operating income	$18,239	$14,032	$24,771	$10,267	$12,260

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,110,890	$3,123,239	$3,155,216	$3,174,890	$3,191,110
Deferred acquisition costs	316,309	323,609	341,143	346,585	350,092
Value of insurance in force acquired	13,668	13,296	12,924	12,554	12,184

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$1,013,247	$1,024,103	$1,039,335	$1,050,311	$1,067,132
Other insurance reserves	2,019,588	2,033,080	2,043,029	2,056,553	2,084,413
Allocated equity, excluding AOCI	471,279	476,443	480,489	504,451	514,602

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment (Continued)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	365,340	365,099	365,399	364,286	364,117
Number of direct policies - universal life	71,049	71,367	72,972	73,508	74,178
Direct face amounts - traditional life	$52,729,936	$53,005,016	$53,320,484	$53,509,739	$53,846,236
Direct face amounts - universal life	$7,978,929	$8,020,444	$8,245,749	$8,342,877	$8,442,603

Portfolio yield net of assumed defaults	4.97%	4.91%	4.85%	4.84%	4.80%
Credited rate	3.79	3.80	3.81	3.85	3.85
Spread on universal life at end of quarter (2)	1.18%	1.11%	1.04%	0.99%	0.95%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$1,001,865	$1,013,247	$1,024,103	$1,039,335	$1,050,311
Deposits	31,271	28,110	30,962	33,118	30,903
Withdrawals and surrenders	(9,081)	(8,455)	(6,915)	(7,205)	(6,972)
Net flows	22,190	19,655	24,047	25,913	23,931

Policyholder interest	8,349	7,774	9,165	7,156	8,971
Policy charges	(20,287)	(20,129)	(20,603)	(21,774)	(21,733)
Benefits and other	1,130	3,556	2,623	(319)	5,652
Balance, end of period	$1,013,247	$1,024,103	$1,039,335	$1,050,311	$1,067,132

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Corporate and Other

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$10,714	$10,408	$10,757	$10,956	$10,282
Net investment income	8,588	8,277	8,797	8,057	6,879
Other income	4,252	4,548	4,761	5,027	4,861
Total adjusted operating revenues	23,554	23,233	24,315	24,040	22,022

Adjusted operating benefits and expenses:
Interest sensitive product benefits	8,858	7,642	12,315	7,626	8,205
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	746	720	685	699	635
Amortization of deferred acquisition costs	905	1,854	9	5,055	(633)
Other underwriting expenses	1,413	1,244	1,231	1,777	1,802
Total underwriting, acquisition and insurance expenses	3,064	3,818	1,925	7,531	1,804
Interest expense	1,212	1,213	1,213	1,213	1,213
Other expenses	6,635	5,764	6,597	7,421	7,225
Total adjusted operating benefits and expenses	19,769	18,437	22,050	23,791	18,447
	3,785	4,796	2,265	249	3,575
Net (income) loss attributable to noncontrolling interest	41	(47)	(92)	56	88
Equity income (loss), before tax	769	190	283	(86)	43
Pre-tax adjusted operating income	$4,595	$4,939	$2,456	$219	$3,706

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$654,750	$686,296	$702,734	$652,607	$641,214
Deferred acquisition costs	62,499	60,346	60,245	55,656	55,912
Separate account assets	625,177	612,338	645,881	525,582	599,203

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$370,238	$372,492	$369,454	$369,026	$368,870
Other insurance reserves	85,842	81,706	86,094	83,905	80,819
Separate account liabilities	625,177	612,338	645,881	525,582	599,203
Allocated equity, excluding AOCI	369,536	378,198	394,408	328,408	325,330

Rollforward of separate account balances:
Beginning separate account balance	$614,121	$625,177	$612,338	$645,881	$525,582
Net premiums and transfers	5,115	1,208	3,502	4,313	3,466
Net investment income (loss)	22,611	1,721	44,460	(107,413)	86,556
Charges, benefits and surrenders	(16,670)	(15,768)	(14,419)	(17,199)	(16,401)
Ending separate account balance	$625,177	$612,338	$645,881	$525,582	$599,203

Other data:
Number of direct contracts - variable annuity	8,938	8,810	8,676	8,543	8,407
Number of direct policies - variable universal life	34,236	33,787	33,383	32,943	32,618
Direct face amounts - variable universal life	$4,217,491	$4,158,021	$4,117,248	$4,043,188	$4,010,324

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
		(Dollars in thousands)
Annuity
Balance - beginning of period	$94,164	$93,898	$88,266	$88,295	$88,257
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	286	—
Capitalization:
Commissions	2,319	2,291	2,729	2,110	1,394
Expenses	306	302	247	252	126
Total capitalization	2,625	2,593	2,976	2,362	1,520
Amortization - adjusted operating basis, before impact of unlocking	(2,974)	(3,471)	(2,844)	(2,730)	(2,463)
Amortization - unlocking, adjusted operating basis	—	(4,863)	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	83	109	(103)	44	308
Balance - end of period	$93,898	$88,266	$88,295	$88,257	$87,622

Life Insurance
Balance - beginning of period	$312,664	$316,309	$323,609	$341,143	$346,585
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	79	—
Capitalization:
Commissions	5,451	4,243	8,160	4,353	4,641
Expenses	2,709	2,367	2,494	2,380	2,059
Deferral of sales inducements	263	111	1,517	241	284
Total capitalization	8,423	6,721	12,171	6,974	6,984
Amortization - adjusted operating basis, before impact of unlocking	(4,519)	(3,206)	(4,226)	(2,514)	(3,135)
Amortization - unlocking, adjusted operating basis	—	3,842	10,000	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(259)	(57)	(411)	903	(342)
Balance - end of period	$316,309	$323,609	$341,143	$346,585	$350,092

Corporate and Other
Balance - beginning of period	$63,593	$62,499	$60,346	$60,245	$55,656
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	105	—
Capitalization:
Commissions	105	77	39	59	40
Deferral of sales inducements	—	2	25	—	6
Total capitalization	105	79	64	59	46
Amortization - adjusted operating basis, before impact of unlocking	(913)	(1,771)	(9)	(5,132)	620
Amortization - unlocking, adjusted operating basis	—	(109)	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(286)	(352)	(156)	379	(410)
Balance - end of period	$62,499	$60,346	$60,245	$55,656	$55,912

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
		(Dollars in thousands)
Total
Balance - beginning of period	$470,421	$472,706	$472,221	$489,683	$490,498
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	470	—
Capitalization:
Commissions	7,875	6,611	10,928	6,522	6,075
Expenses	3,015	2,669	2,741	2,632	2,185
Deferral of sales inducements	263	113	1,542	241	290
Total capitalization	11,153	9,393	15,211	9,395	8,550
Amortization - adjusted operating basis, before impact of unlocking	(8,406)	(8,448)	(7,079)	(10,376)	(4,978)
Amortization - unlocking, adjusted operating basis	—	(1,130)	10,000	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(462)	(300)	(670)	1,326	(444)
Balance - end of period	472,706	472,221	489,683	490,498	493,626
Impact of unrealized gains in AOCI	(158,405)	(219,109)	(200,227)	(152,526)	(262,054)
Deferred acquisition costs	$314,301	$253,112	$289,456	$337,972	$231,572

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Adjusted Operating Income

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$(195)	$—	$—	$—
Amortization of deferred acquisition costs	—	(4,668)	—	—	—
Decrease to pre-tax adjusted operating income	$—	$(4,863)	$—	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$(386)	$—	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	45	—	—	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	69	183	—	—
Amortization of deferred acquisition costs	—	3,728	9,817	—	—
Changes in reserves reported in interest sensitive product benefits	—	(1,062)	—	—	—
Increase to pre-tax adjusted operating income	$—	$2,394	$10,000	$—	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$(94)	$—	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	26	—	—	—
Amortization of deferred acquisition costs	—	(135)	—	—	—
Changes in reserves reported in interest sensitive product benefits	—	2	—	—	—
Decrease to pre-tax adjusted operating income	$—	$(201)	$—	$—	$—

Total impact of unlocking on pre-tax adjusted operating income	$—	$(2,670)	$10,000	$—	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$14,308	$13,313	$10,489	$5,370	$4,465
Renewal	16,017	11,644	13,428	17,483	14,072
Total fixed rate	30,325	24,957	23,917	22,853	18,537
Index annuity	28,417	30,293	41,177	32,641	16,436
Total individual	58,742	55,250	65,094	55,494	34,973
Group	910	826	1,643	2,605	832
Total Annuity	59,652	56,076	66,737	58,099	35,805

Life Insurance
Direct:
Universal life:
First year	7,967	6,571	7,129	8,106	5,870
Renewal	22,332	21,214	22,173	24,512	24,176
Total universal life	30,299	27,785	29,302	32,618	30,046
Whole life:
First year	2,659	1,834	2,335	1,789	1,882
Renewal	23,684	22,016	23,273	23,379	23,205
Total whole life	26,343	23,850	25,608	25,168	25,087
Term life and other:
First year	2,898	2,656	2,811	2,835	3,005
Renewal	27,382	26,798	27,382	28,302	28,329
Total term life and other	30,280	29,454	30,193	31,137	31,334
Total direct life insurance	86,922	81,089	85,103	88,923	86,467
Reinsurance	(7,524)	(6,046)	(6,818)	(6,288)	(7,994)
Total Life Insurance	79,398	75,043	78,285	82,635	78,473

Corporate and Other
Variable, net of reinsurance	13,065	10,982	10,824	13,113	11,583
Accident and health, net of reinsurance	45	41	179	179	71
Total Corporate and Other	13,110	11,023	11,003	13,292	11,654

Total collected premiums	$152,160	$142,142	$156,025	$154,026	$125,932

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2019	2019	2019	2020	2020
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$16,000	$—	$10,000	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	113,000	97,000	107,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,091,669	1,105,035	1,127,993	1,072,858	1,083,177
Total capitalization, excluding AOCI	1,191,669	1,221,035	1,227,993	1,182,858	1,183,177

Accumulated other comprehensive income	302,793	406,175	354,764	258,422	481,626
Total capitalization, including AOCI	$1,494,462	$1,627,210	$1,582,757	$1,441,280	$1,664,803

Common shares outstanding	24,659,885	24,662,308	24,664,215	24,642,190	24,544,001

Book Value per Share:
Excluding AOCI	$44.27	$44.81	$45.73	$43.54	$44.13
Including AOCI	56.55	61.28	60.12	54.02	63.76

Debt-to-Capital Ratio:
Excluding AOCI	8.1%	9.3%	7.9%	9.0%	8.2%
Including AOCI	6.5	6.9	6.1	7.4	5.8

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.1%	5.3%	3.9%	4.9%	4.1%
Including AOCI	3.2	4.0	3.1	4.1	2.9

Class A Common Ownership:
Iowa Farm Bureau Federation	59.9%	59.9%	59.9%	59.9%	60.2%
Public	40.1	40.1	40.1	40.1	39.8
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2019	2019	2019	2020	2020

Investment by Type:
Fixed maturity securities	58.2%	58.2%	57.9%	57.1%	58.3%
Residential mortgage-backed	7.1	7.4	7.4	7.3	7.3
Commercial mortgage-backed	11.3	11.6	11.5	12.7	12.1
Other asset-backed	7.8	7.6	7.9	7.8	8.0
Mortgage loans	11.5	11.1	11.2	11.0	10.5
Equity securities	1.2	1.1	1.1	1.0	1.0
Other	2.9	3.0	3.0	3.1	2.8

Quality of Fixed Maturity Securities:
AAA, AA, A	68.0%	68.3%	68.2%	69.3%	67.9%
BBB	29.7	29.5	29.5	28.1	28.5
BB	1.6	1.5	1.6	1.9	2.7
<BB	0.7	0.7	0.7	0.7	0.9

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,185	1,200	1,197	1,167	1,109
6 life partner states and Colorado	649	655	661	664	661
	1,834	1,855	1,858	1,831	1,770

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020

Income tax benefit (expense)	$(5,511)	$(1,642)	$(6,500)	$3,081	$(6,085)
Tax on equity income	(373)	(212)	(275)	(61)	197
Net income adjustments:
Income tax offset on net income adjustments	150	(23)	(27)	(5,889)	255
Income taxes on adjusted operating income	$(5,734)	$(1,877)	$(6,802)	$(2,869)	$(5,633)

Income taxes on adjusted operating income before benefits of LIHTC investments	$(6,633)	$(2,727)	$(7,653)	$(3,752)	$(6,557)
Amounts related to LIHTC investments	899	850	851	883	924
Income taxes on adjusted operating income	$(5,734)	$(1,877)	$(6,802)	$(2,869)	$(5,633)